Exhibit 99.1

Worksport (NASDAQ: WKSP) Announces Q1 2026 Earnings Call Date and Launch of Investor Townhall Series

Worksport will host its Q1 2026 earnings conference call on May 13, 2026, at 4:30 p.m. ET, followed immediately by the Company’s inaugural investor townhall with CEO commentary, business updates, and shareholder Q&A.

West Seneca, New York, May 7, 2026 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S.-based innovator and manufacturer of hybrid and clean energy solutions primarily for the light truck, overlanding, and global consumer goods markets, today announced that it will host its first quarter 2026 earnings conference call on Wednesday, May 13, 2026, at 4:30 p.m. Eastern Time.

Immediately following the earnings call, Worksport will hold its inaugural investor townhall, introducing a new, recurring communication platform designed to provide shareholders with more direct access to the Company’s leadership team.

Webcast Registration

Investors, analysts, media, and other interested parties are invited to register in advance for the live webcast. During the earnings call, Worksport management will discuss the Company’s Q1 2026 results and provide commentary on recent business developments.

Register Here: [WKSP Conference Call Registration Link]

Full URL: https://us06web.zoom.us/webinar/register/6417779145998/WN_xGJ3UtTtRl2z1yi2MC7D0w

Earnings Call and Townhall Details

Date: May 13, 2026
Time: 4:30 p.m. ET
Format: Live webcast with management discussion and Q&A
Townhall: Begins immediately following the earnings conference call

The earnings call transcript, presentation materials, and audio replay are expected to be available on the Worksport investor relations website after the call.

Introducing Worksport’s Investor Townhall Series

The May 13 event will mark the first of a planned periodic townhall series, where Worksport intends to maintain an ongoing, open line of communication with its shareholders, supporters, and broader investor community.

These sessions are designed to go beyond traditional earnings commentary, offering:

●	Commentary on recent announcements and operational progress

●	CEO-led discussion on strategic direction and priorities

●	Real-time updates on product development and commercialization

●	An open forum for investor questions and dialogue

All shareholders, supporters, and interested participants are invited to attend. The Company welcomes all interested participants and encourages attendees to share the registration link with others who wish to learn more about Worksport’s business and strategy.

Investors are encouraged to submit questions in advance by emailing investors@worksport.com, with management addressing selected questions during the live townhall, subject to time and disclosure considerations.

Steven Rossi, Chairman and Chief Executive Officer of Worksport, commented: “Worksport is building a business that we believe deserves a more direct and open line of communication with its shareholders. Our earnings call will cover the financial results, but the townhall gives us the opportunity to go deeper, explain the thinking behind recent developments, and speak more directly about where we are focused next. We want shareholders to better understand not only what we are doing, but why we believe these steps matter for long-term value creation.”

Stay tuned for more information and join our mailing list to stay up to date with the latest: Join Worksport’s Newsletter

Contacts

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789-128

W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Connect with Worksport Chief Executive Officer, Steven Rossi

Steven Rossi X (Twitter)

Steven Rossi LinkedIn

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy’s website is terravisenergy.com.

Connect with Worksport

Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram, the links of which are links to external third-party websites, as well as sign up for the Company’s newsletters at investors.worksport.com.

Social Media Disclaimer

The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company. Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media. The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “scheduled,” “expect,” “future,” “intend,” “plan,” “project,” “envisioned,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial situation may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our latest Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.